Exhibit 10.2

ORDER FOR SUPPLIES OR SERVICES
1. CONTRACT/PURCH. ORDER/		2. DELIVERY ORDER/ CALL NO.	3.	DATE OF ORDER/CALL		4. REQ./PURCH. REQUEST NO.			5. PRIORITY
AGREEMENT NO.				(YYYYMMMDD)
	0006					See Schedule
M67854-07-D-5031			2007 Oct 18
6. ISSUED BY		CODE	M6785	7. ADMINISTERED BY (if other than 6)		CODE	S1103
MARCORSYSCO			DCMA ATLANTA					8.	DELIVERY FOB
2200 LESTER STREET			ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE						☒ DESTINATION
QUANTICO VA 22134-6050				SUITE 300					☐ OTHER
SMYNRA GA 30080

(See Schedule if other)

9. CONTRACTOR		CODE	1EFH8	FACILITY	10.	DELIVER TO FOB POINT BY (Date)			11. MARK IF BUSINESS IS
						(YYYYMMMDD)			☒ SMALL
					SEE SCHEDULE				☐ SMALL
FORCE PROTECTION INDUSTRIES, INC.									DISADVANTAGED
NAME	DAMON WALSH			12.		DISCOUNT TERMS			☐ WOMEN-OWNED
AND	9801 HIGHWAY 78, #1				Net 30 days
ADDRESS:	LADSON SC29456
13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Item 15
14. SHIP TO		CODE	N65236	15. PAYMENT WILL BE MADE BY		CODE	HQ0338

RECEIVING OFFICE/SPAWARSYSCEN CHARLESTON			DFAS COLUMBUS SOUTH ENTITLEMENT OPS						MARK ALL PACKAGES
PETE WARD CODE 616PW			P.O. BOX 182264						AND PAPERS WITH
09C11 BLDG 3112			COLUMBUS OH 43218-2264						IDENTIFICATION
M/F BROOKS O’STEEN MCHS PROJECT									NUMBERS IN BLOCKS
NORTH CHARLESTON SC 29405-1639									1 AND 2.

16. TYPE	DELIVERY/CALL ☒	This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
OF	PURCHASE
ORDER		Reference your quote dated

Furnish the following on terms specified herein. REF:

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO

PERFORM THE SAME.
Force Protection Industries, Inc.

Force Protection Industries, Inc.		/s/ Otis Byrd			Otis Byrd, Director of Contracts				19 Oct 07
NAME OF CONTRACTOR			SIGNATURE		TYPED NAME AND TITLE				DATE SIGNED
(YYYYMMMDD)
☒ If this box is marked, supplier must sign Acceptance and return the following number of copies: 1
17. ACCOUNTING AND APPROPRIATION DATA / LOCAL USE
See Schedule
18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICES			20. QUANTITY		21. UNIT	22. UNIT PRICE		23. AMOUNT
ORDERED/
ACCEPTED*
SEE SCHEDULE
		24. UNITED STATES OF AMERICA					25. TOTAL		$376,644,117.00
*If quantity accepted by the government is		TEL: 540-658-8413		/s/ Lynn Frazier	18 Oct 07		26. DIFFERENCES
same as quantity ordered, indicate by X. If		EMAIL: lynn.frazier@usmc.mil
different, enter actual quantity accepted below
quantity ordered and encircle.		BY: LYNN FRAZIER		CONTRACTING / ORDERING OFFICER
27a. QUANTITY IN COLUMN 20 HAS BEEN
☐INSPECTED	☐ RECEIVED	☐ ACCEPTED, AND CONFORMS TO THE
CONTRACT EXCEPT AS NOTED
b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE				c. DATE		d. PRINTED NAME AND TITLE OF AUTHORIZED
				(YYYYMMMDD)			GOVERNMENT REPRESENTATIVE
c. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE				28. SHIP NO.		29. DO VOUCHER NO	30. INITIALS

f. TELEPHONE NUMBER	g. E-MAIL ADDRESS			☐ PARTIAL		32 PAID BY	33. AMOUNT VERIFIED CORRECT FOR
☐ FINAL
36. I certify this account is correct and proper for payment.				31. PAYMENT			34. CHECK NUMBER

a. DATE	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER			☐ COMPLETE			35. BILL OF LADING NO.
(YYYYMMMDD)				☐ PARTIAL
☐ FINAL
37. RECEIVED AT	38. RECEIVED BY		39. DATE RECEIVED	40. TOTAL		41. S/R ACCOUNT NO.	42. S/R VOUCHER NO.
			(YYYYMMMDD)	CONTAINERS
DD Form 1155, DEC 2001			PREVIOUS EDITION IS OBSOLETE.

M67854-07-D-5031

0006

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		475	Each	$444,311.00	$211,047,725.00
	CATEGORY I USMC Vehicles
	FFP
	ACRN:AA
			NET AMT		$211,047,725.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		78	Each	$444,311.00	$34,656,258.00
	CAT I Navy Vehicles
	FFP
	ACRN:AB
			NET AMT		$34,656,258.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		6	Each	$530,122.00	$3,180,732.00
	CATEGORY II USMC
	FFP
	ACRN:AB
			NET AMT		$3,180,732.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		200	Each	$530,122.00	$106,024,400.00
	CAT II ARMY Vehicles
	FFP
	ACRN:AB
			NET AMT		$106,024,400.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		41	Each	$530,122.00	$21,735,002.00
	CAT II USAF Vehicles
	FFP
	ACRN:AC
			NET AMOUNT:		$21,735,002.00

M67854-07-D-5031

0006

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government

Section F - Deliveries or Performance

DELIVERY INFORMATION

MARCH	WEEK 1	WEEK 2	WEEK 3	WEEK 4	TOTAL
CAT I	32	49	69	100	250
CAT II	12	21	27	40	100

APRIL	WEEK 1	WEEK 2	WEEK 3	WEEK 4	TOTAL
CAT I	41	61	87	114	303
CAT II	14	27	41	65	147

All Vehicles are to be shipped to the following address:

RECEIVING OFFICE/SPAWARSYSCEN CHARLESTON

PETE WARD CODE 616PW

09C11 BLDG 3112

M/F BROOKS O’STEEN MCHS PROJECT

NORTH CHARLESTON SC 29405-1639

843-218-4876

FOB: Destination

UIC: N65236

Section G - Contract Administration Data

ACCOUNTING AND APPRORIATION DATA

	Svc	QTY	Unit	Total Cost	Funding	Doc Number	LOA
CAT I	USMC	475	444,311	211,047,725	USMC FY08	M95450-08-RC-86004	AA 1781109 6520 310 67854 067443 2D 6520C5 00008RC86004
CAT I	Navy	78	444,311	34,656,258	Army FY08	M95450-08-RC-00073	AB 2182035 MRAP 310 67854 067443 2D 2035MR 00008RC00073
CAT II	USMC	6	530,122	3,180,732	Army FY08	M95450-08-RC-00073	AB 2182035 MRAP 310 67854 067443 2D 2035MR 00008RC00073
CAT II	Army	200	530,122	106,024,400	Army FY08	M95450-08-RC-00073	AB 2182035 MRAP 310 67854 067443 2D 2035MR 00008RC00073
CAT II	USAF	41	530,122	21,735,002	Air Force FY07	M95450-08-RC-00063	AC 5773080 177 47E8 82223H 010900 00000 000000 503000 F03000 021485 256720 024707
TOTAL:		800		376,644,117